UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 25, 2003.


                             OLYMPIC RESOURCES LTD.
             (Exact name of registrant as specified in its chapter)


              Wyoming                   0-30598                98-018488
              -------                   -------                ---------
    (State or other jurisdiction     (Commission             (IRS Employer
          of incorporation            File Number)        Identification No.)

  525 - 999 W. Hastings Street, Vancouver, B.C., Canada          V6C 2W2
  -----------------------------------------------------          -------
        (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (604) 689-1810


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Items 1 through 4, 6 and 8 not applicable.

ITEM 5. OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, the registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.        Description
-----------        -----------
Exhibit 99         Olympic Resources Ltd. Press Release dated August 29, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OLYMPIC RESOURCES LTD.


Date: August 29, 2003                     Per: /s/ Daryl Pollock
                                          --------------------------------------
                                          Name: Daryl Pollock
                                          Title: President and CEO

Date: August 29, 2003                     Per: /s/ Bev Funston
                                          --------------------------------------
                                          Name: Bev Funston
                                          Title: Secretary

                                  EXHIBIT INDEX


Number        Exhibit                                     Sequential Page Number
------        -------                                     ----------------------
  99          Olympic Resources Ltd. Press Release dated            4
              August 29, 2003.